                                                                    EXHIBIT 99.5

Debtor: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ Nicholas J. Davison
-------------------------------
Nicholas J. Davison
Senior Vice President


/s/ Randall L. Talcott
-------------------------------
Randall L. Talcott
Vice President - Finance

Debtor: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                    CONTENTS

Attachment 1             Summary of Bank and Investment Accounts

Attachment 2             Schedule of Receipts and Disbursements

Attachment 3             Bank and Investment Account Statements

Attachment 4             Income Statement

Attachment 5             Balance Sheet

Attachment 6             Summary of Due To/Due From Intercompany Accounts

Attachment 7             Accounts Receivable Aging

Attachment 8             Accounts Payable Detail

Attachment 9             Notes to November Monthly Operating Report

21-Jan-02                   Summary Of Bank Investment & Petty Cash Accounts            Attachment 1.
2:02 PM                               Great AQ Steamboat, L.L.C.
Summary                                  Case No: 01-10960 (EIK)                        UNAUDITED
Great AQ Steamboat, LLC      For Period Of 23 October - 30 November, 2001

                                            Balances
                                --------------------------------     Receipts &          Bank
                                    Opening          Closing         Disbursements       Statements        Account
Account                         As Of 10/23/01    As Of 11/30/01     Included            Included          Reconciled
-------                         --------------    --------------     -------------       ----------        ----------
American Queen Steamer            13,321.34            0.00          Yes                 No - Not          Yes
Hibernia                                                                                 Concentration
Account # - 812-395-343                                                                  Account

American Queen                     2,407.43            0.00          Yes                 Not A Bank        Yes
Petty Cash                                                                               Account

19-Jan-02                                Receipts & Disbursements                   Attachment 2-1
1:40 PM                                Great AQ Steamboat. L.L.C.
R&D -Hibernia - AQ Steamer               Case No: 01-10960 (EIK)                    Unaudited
                                                 Hibernia
                                    American Queen Steamer Account
                                         Account # - 812-395-343
                                    23 October 01 - 30 November 01

Opening Balance - 23 Oct 01
                                   13,321.34
Receipts
                                   ----------
                                         0.00      Total Receipts

Disbursements

                                   (13,321.34)     To The Delta Queen Steamboat Company -
                                                   Hibernia - Payroll Account (812-395-289)

                                   ----------
                                   (13,321.34)     Total Disbursements

Closing Balance - 30 Nov 01
                                        0.00

21-Jan-02                           Receipts & Disbursements                   Attachment 2-2
1:58 PM                           Great AQ Steamboat, L.L.C.
R&D - AQ Petty Cash                 Case No: 01-10960 (EIK)                    Unaudited
                                        American. Queen
                                          Petty Cash
                                        Account # - NA
                                23 October 01 - 30 November 01


Opening. Balance. - 23 Oct 01
                                      2,407.43
Receipts
                                     11,500.00     From AMCV Cruise Operations, Inc. -
                                                   New Orleans Office - Petty Cash
                                    ----------
                                     11,500.00     Total Receipts

Disbursements

                                     (9,402.23)    Crew Wages & Allowances

                                     (4,505.20)    To AMCV Cruise Operations,. Inc. -

                                    ----------
                                    (13,907.43)    Total Disbursements

  Closing Balance. - 30 Nov 01
                                          0.00

20-JAN-02                         Concentration & Investment Account Statements           Attachment 3
 1:23 PM                                 Guest AQ Steamboat, L.L.C.
Summary                                   Case No: 01-10960 (EIK)
Great AQ Steamboat, L.L.C.        For Period Of 23 October - 30 November, 2001


          No Statements Due To No Concentration Or Investment Accounts

                           AMCV US SET OF BOOKS         Date: 21-JAN-02 18:30:15
                             INCOME STATEMENT                            Page: 1
                          Current Period: NOV-01

currency USD
Company=23 (AMERICAN QUEEN)

                                       PTD-Actual
                                       NOV-01
                                       -----------
Revenue
  Gross Revenue                              42.90
  Allowances                                  0.00
                                       -----------
    Net Revenue                              42.90
Operating Expenses
    Air                                    (491.50)
    Hotel                                     0.00
    Commissions                               0.00
    Onboard Expenses                     47,302.63
    Passenger Expenses                   49,577.72
    Vessel Expenses                      31,970.19
    Layup/Drydock Expense                     0.00
    Vessel Insurance                          0.00
                                       -----------
    Total Operating Expenses            128,359.04
                                       -----------
    Gross Profit                       (128,316.14)
SG&A Expenses
    Sales & Marketing                         0.00
    Pre-Opening Costs                         0.00
                                       -----------
    Total SG&A Expenses                       0.00
                                       -----------
    EBITDA                             (128,316.14)
    Depreciation                              0.00
                                       -----------
    Operating Income                   (128,316.14)
    Other Expense/(Income)
    Interest Income                           0.00
                                       -----------
    Interest Expense                     27,420.69
    Equity in Earnings for Sub                0.00
                                       -----------
    Total Other Expense/(Income)         27,420.69
                                       -----------
    Net Pretax Income/(Loss)           (155,736.83)
                                       -----------
    Income Tax Expense                        0.00
                                       -----------
    Net Income/(Loss)                  (155,736.83)
                                       -----------



                                                                    Attachment 4

                                AMCV US SET OF BOOKS    Date: 21-JAN-02 15:10:09
                                    BALANCE SHEET                        Page: 1
                               Current Period: NOV-01

currency USD
Company=23 (AMERICAN QUEEN)

                                        YTD-Actual            YTD-Actual
                                        NOV-01                OCT-01
                                        -------------         -------------
ASSETS
  Cash and Equivalent                            0.00             27,915.55
  Restricted Cash                                0.00                  0.00
  Marketable Securities                          0.00                  0.00
  Accounts Receivable                       42,209.12            100,111.04
  Inventories                              380,454.25            436,746.94
  Prepaid Expenses                               0.00              1,126.00
  Other Current Assets                     164,864.38            189,129.97
     Total Current Assets                  587,527.75            755,029.50
  Fixed Assets                          76,449,630.83         76,449,630.83
  Accumulated Depreciation             (23,703,366.77)       (23,703,366.77)
                                      ---------------         -------------
     Net Fixed Assets                   52,746,264.06         52,746,264.06
  Net Goodwill                                   0.00                  0.00

  Intercompany Due To/From              11,869,272.04         11,900,053.46
  Net Deferred Financing Fees              557,955.76            561,110.86
  Net Investment in Subsidiaries                 0.00                  0.00
  Other Non Current Assets                       0.00                  0.00
                                      ---------------         -------------
     Total Other Assets                 12,427,227.80         12,461,164.32
                                      ---------------         -------------
     Total Assets                       65,761,019.61         65,962,457.88
                                      ---------------         -------------


                                                                    Attachment 5

                               AMCV US SET OF BOOKS     Date: 21-JAN-02 15:10:09
                                  BALANCE SHEET                          Page: 2
                             Current Period: NOV-01

currency USD
Company=23 (AMERICAN QUEEN)

                                        YTD-Actual            YTD-Actual
                                        NOV-01                OCT-01
                                        -------------         -------------
LIABILITIES
  Accounts Payable                           2,434.58              5,469.58
  Accrued Liabilities                      713,961.85            754,127.79
  Deposits                                  (1,984.00)                25.00
                                        -------------         -------------
       Total Current Liabilities           714,412.43            759,622.37
  Long Term Debt                                 0.00                  0.00
  Other Long Term Liabilities                    0.00                  0.00
                                        -------------         -------------
       Total Liabilities                   714,412.43            759,622.37

OTHER
  Liabilities Subject to Compromise     48,582,624.21         48,583,115.71
                                        -------------         -------------
       Total Other                      48,582,624.21         48,583,115.71

OWNER'S EQUITY
  Common Stock                               1,000.00              1,000.00
  Add'1 Paid In Capital                  4,060,000.00          4,060,000.00
  Current Net Income (Loss)               (649,207.54)          (493,470.71)
  Retained Earnings                     13,052,190.51         13,052,190.51
                                        -------------         -------------
       Total Owner's Equity             16,463,982.97         16,619,719.80
                                        -------------         -------------
       Total Liabilities & Other &      65,761,019.61         65,962,457.88
                                        -------------         -------------

                       Great AQ Steamboat L.L.C. 01-10960
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001

                                                               BEGINNING                                          ENDING
  AFFILIATE NAME                              CASE NUMBER       BALANCE             DEBITS         CREDITS        BALANCE
American Classic Voyages Co.                    01-10954      22,489,068.21       301,826.70      253,766.30    22,537,128.61
AMCV Cruise Operations, Inc.                    01-10967     (22,666,814.97)       28,237.62      106,529.44   (22,745,106.79)
The Delta Queen Steamboat Co.                   01-10970      17,006,151.42               --              --    17,006,151.42
DQSB 11, Inc.                                   01-10974            (919.60)              --              --          (919.60)
Great Pacific NW Cruise Line, L.L.C             01-10977           5,552.79               --              --         5,552.79
Great River Cruise Line, L.L.C                  01-10963        (164,847.01)              --          550.00      (165,397.01)
Great Ocean Cruise Line, L.L.C                  01-10959         (14,507.47)              --              --       (14,507.47)
Cruise America Travel, Incorporated             01-10966      (3,165,198.27)              --              --    (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C              01-10964         144,264.37               --              --       144,264.37
Cape Cod Light, L.L.C                           01-10962        (500,000.00)              --              --      (500,000.00)
Cape May Light, L.L.C                           01-10961      (1,640,241.44)              --              --    (1,640,241.44)
Project America, Inc.                                N/A         (15,864.24)              --              --       (15,864.24)
Oceanic Ship Co.                                     N/A          (7,408.30)              --              --        (7,408.30)
Project America Ship I, Inc.                         N/A         459,787.19               --              --       459,787.19
Great Hawaiian Properties Corporation           01-10971         (22,591.38)              --              --       (22,591.38
American Hawaiian Properties Corporation        01-10976          (1,496.24)              --              --        (1,496.24)
Great Independence Ship Co.                     01-10969          (4,881.60)              --              --        (4,881 60
                                                             ----------------------------------------------------------------
                                                              11,900,053.46       330,064.32      360,845.74    11,869,272.04
                                                             ================================================================



                                                                    Attachment 6

GREAT AQ STEAMBOAT. L.L.C. 23                            CASE #   01-10960 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation


Detail:                                      0-30 days     31-60 days    61-90 days    91+ days     TOTAL
Paymentech Credit Card Processor                            32954.01                                32954.01
American Express Credit Card Processor                       6069.56                                 6069.56
Discover Credit Card Processor                               3185.55                                 3185.55
Diners Credit Card Processor                                                                               0
Travel Agents                                                                                              0
Total                                              0        42209.12           0            0       42209.12


                                                                    Attachment 7

                                 AMERICAN QUEEN
                                AP-STEAMER CHECKS
                               23-000-221300-00000

                                  NOVEMBER-01

OUTSTANDING CHECKS:

   17707 Tashanda Morreno-Amber Hensley                                -60.00
   17732 Peter Levaneur-Sally Ralicki                                 -100.00
   17766 Rebecca Patrick-US Dept of Education                         -300.00
   17768 Bryant-Johnson-Kenshell Lang                                  -80.00
   17779 Mark King-Rosa :Trumble                                      -170.00
   17818 Brian BiondkPete Biondi                                      -200.00
   17820 Joe Willett-NARP                                              -28.00
   17827 B. Grisham-AG Edwards                                        -100.00
   17828 Mark King -                                                  -340.00
   17837 Daniel Smith-Anastastia Jones                                 -75.00
   17838 Arlene Thomas-Michael Thomas                                 -160.00
   17848 J. Hill-Neurosurgical Specialties                            -117.00
   17850 E. Newman-.R. Ryan                                           -250.00
   17851 Louis Ford-SJ Beaulieau                                      -225.00
   17852 Jocelyn Beasley-Payoff Voucher                                -95.47
   17853 Ben Vandeven                                                  -97.18
   17854 Matt Copeland                                                 -16.93
   17863 Julia Hill-Sears                                             -100.00

   Total per G/L:                                                 $ (2,434.58)
                                                                  ===========



                                                                    Attachment 8

Debtor: Great AQ Steamboat, L.L.C.                   Case Number: 01-10960 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       And
            For the Period October 23, 2001 through November 30, 2001

                                  Attachment 9
                   Notes to November Monthly Operating Report


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company."

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing prepetition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the American Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Prepaid insurance and accruals for self-insured claims are unreconciled pending receipt and final review of required information.